PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------


Dear Shareholders:

2001 was a tumultuous year for most securities markets, including the high yield market. The year did end on a positive note for both the Fund and the high yield market, which rallied from the substantial drop experienced after the events of September 11. Investor sentiment with regard to high yield continues to be positive as investors seek out higher yielding fixed income alternatives in this environment of very low interest rates. High yield mutual funds had $2.1 billion of inflows in the fourth quarter and $6.6 billion for all of 2001.

Overview of the Fourth Quarter and Year

For the three months ended December 31, 2001 the Fund posted a total return of 7.52%, outperforming the average total return of all closed-end high yield funds of 6.12% (as reported by Thompson Financial) as well as the CS First Boston High Yield Index, Developed Countries Only (TM) (the "Index") total return of 6.02%. The Fund's outperformance was primarily attributable to its leveraged capital structure and low cost of leverage.

The positive performance of the high yield market in the fourth quarter of 2001 was the result of strong industry sector performance across the board. For the quarter, 18 of the 19 sectors in the Index produced positive total returns. Leading the recovery were some of the sectors hardest hit by the events of September 11; Gaming/Leisure, Media /Telecom and Information technology. Underperforming sectors included Financial, Utility, and Manufacturing. During the quarter, the Fund had strong performance relative to the market in the Healthcare, Forest Products/Containers, and Food/Tobacco sectors and underperformed in the Energy, Manufacturing and Retail segments of the market.

For the year ended December 31, 2001, the Pacholder High Yield Fund, Inc. (the "Fund") posted a total return of -8.07% underperforming the average total return of all closed-end high yield funds of -5.26% (as reported by Thompson Financial) and the Index total return of 6.25%. The Fund's relative underperformance, as compared to the Index, for the year is attributable to the cost of its leverage and its being overweighted in B rated securities and underweighted in BB rated securities compared to the Index. While BB rated securities outperformed B rated securities in 2001, they also provide substantially less income to the investor. While this relative weighting and the Fund's leverage have had a negative affect on total return in 2001, both increased the amount of dividends available to the common shareholders.

The high yield market also has been affected by the default rate, which has been at very high levels since the beginning of 1999. The Fund experienced a 10.45% default rate for the year, which is slightly higher than the 10.20% default rate experienced by the overall market as measured by Moody's. This higher rate is also due to the Fund's being overweighted in B rated securities and underweighted in BB rated securities. We believe that the market probably is at or just past the peak of defaults. Moody's is projecting that the default rate will peak in early 2002 and gradually decline through the remainder of the year approaching normal levels by the end of the year. Default rates are very cyclical and usually reflect the general economic and capital market environment on a somewhat lagging basis. In the last recession in the U.S., the default rate peaked in 1991, after the recession had ended. It is interesting to note that 1991 also was the best year for returns that the high yield market has ever had, despite the high default rate.

The impact of the high default rate in 2001 could be seen in the average price, yield, and spread over Treasuries in the high yield market. For the year the average price of the Index dropped 0.62 points from 75.03 to 74.41, while its yield decreased 211 basis points from 14.93% to 12.82%, and its spread over the comparable Treasury decreased by 100 basis points, from 950 to 850. During the fourth quarter of 2001 the average price of the Index rose nearly three points, from 71.43 to 74.41, the yield on the Index decreased 117 basis points, from 13.99% to 12.82%, and the spread of the Index over the comparable Treasury decreased 154 basis points, from 1004 to 850. The spread over Treasuries of high yield securities continues to be relatively wide as compared to the ten-year average spread of 532 basis points.

The Fund's portfolio is well diversified, with investments in 169 issuers in 32 different industries. Our highest concentration is in the Services segment of the market, which accounted for 8.3% of the portfolio as of December 31, 2001. Purchases during the fourth quarter of 2001 continued to avoid sectors that were directly impacted by September's events (such as Aerospace, Insurance and Lodging) and those for which the economic factors are still very uncertain. Purchases in the portfolio were generally in credits where we were comfortable with management, liquidity and position in the capitalization.

Outlook

Returns for the high yield bond market are generally highly correlated to the expected near term health of the economy. While there have been signs in the economy of a "bottoming out", the timing and extent of the upturn in the economy remains uncertain. There are a number of positive technical and fundamental factors in the high yield market. High yield offers attractive yield and wide spreads versus Treasuries against a background of an economic recovery and the expectation of gradually

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

declining default rates throughout the year. Investors have responded with continued steady inflows into high yield mutual funds and increasing allocations to the high yield market from institutional investors such as large pension funds. Given this set of circumstances, we continue to be opportunistic and rotate out of fully valued positions into issues trading at a discount that we believe have better total return potential.

As always, we appreciate your interest in the Fund and look forward to your continued support.

Sincerely,

/s/
William J. Morgan
President

February 15, 2002

--------------------------------------------------------------------------------
Please visit our web site, www.phf-hy.com, for information on the Fund's NAV, share price, news releases, and SEC filings. We created this site to provide shareholders quick and easy access to the timeliest information available regarding the Fund.
--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund's Dividend Reinvestment Plan offers you an automatic way to reinvest your dividends and capital gains distributions in additional shares of the Fund. For an enrollment form and detailed information about the Plan, please contact U.S. Bank Corporate Trust Services, 425 Walnut Street, ML 5125, P.O. Box 1118, Cincinnati, OH 45201-1118, and (800) 637-7549.

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets
December 31, 2001
--------------------------------------------------------------------------------

                                                                  Percent
                                                Par               of Net
Description                                    (000)     Value    Assets
-------------------------------------------------------------------------
CORPORATE DEBT SECURITIES -- 94.6%
AEROSPACE -- 0.6%
Atlantic Coast Airlines, Tranche C Pass-Thru
 Cert,8.75%, 1/1/07 /2/                       $ 1,102 $ 1,090,992  0.6 %
                                                      -----------  ----
                                                1,102   1,090,992   0.6
CHEMICALS -- 4.8%
Huntsman ICI Chemicals, Sr Sub Nt,
 10.125%, 7/1/09                                1,000     960,000   0.5
IMC Global, Inc., Sr Nt.
 10.875%, 6/1/08                                1,000   1,065,000   0.6
IMC Global, Inc., Sr Nt,
 6.5%, 8/1/03                                     500     489,869   0.3
ISP Chemco, Inc., Sr Sub Nt,
 10.25%, 7/1/11                                 1,000   1,045,000   0.5
Marsulex, Inc., Sr Sub Nt,
 9.625%, 7/1/08                                 1,250   1,225,000   0.6
Philipp Brothers Chemicals, Inc., Sr Sub Nt,
 9.875%, 6/1/08                                 3,250   1,787,500   0.9
Terra Capital, Inc., Sr Nt,
 12.875%, 10/15/08 /2/                          2,225   2,202,750   1.2
Terra Industries, Sr Nt,
 10.5%, 6/15/05                                   500     392,500   0.2
                                                      -----------  ----
                                               10,725   9,167,619   4.8
CONSUMER PRODUCTS -- 2.6%
Chattem, Inc., Sr Sub Nt,
 8.875%, 4/1/08                                 2,165   2,067,575   1.1
Drypers Corp., Sr Nt, /1, 4/
 10.25%, 6/15/07                                1,465       7,325   0.0
Home Products International, Inc., Sr Sub Nt,
 9.625%, 5/15/08                                1,595   1,232,138   0.6
Westpoint Stevens, Inc., Sr Nt,
 7.875%, 6/15/05                                  500     162,500   0.1
Windmere Durable, Inc., Sr Sub Nt,
 10.00%, 7/31/08                                1,500   1,455,000   0.8
                                                      -----------  ----
                                                7,225   4,924,538   2.6
ENERGY -- 4.3%
Baytex Energy LTD, Sr Sub Nt,
 10.5%, 2/15/11                                 1,950   1,833,000   1.0
Coho Energy, Inc., Sr Sub Nt PIK,
 15%, 3/31/07 /3/                               2,596   2,696,599   1.4
Giant Industries, Inc., Sr Sub Nt,
 9.75%, 11/15/03                                1,031   1,010,380   0.5
Giant Industries, Inc., Sr Sub Nt,
 9%, 9/1/07                                       587     567,189   0.3

                                                               Percent
                                             Par               of Net
Description                                 (000)     Value    Assets
----------------------------------------------------------------------
ENERGY (continued)
ICO, Inc., Sr Nt,
 10.375%, 6/1/07                           $ 1,725 $ 1,173,000   0.6%
Orion Refining Corp., Sr Nt,
 10%, 11/15/04 /2,3/                         3,476     347,603   0.2
Orion Refining Corp., Sr Secd Bridge Nt,
 10%, 06/01/02 /3/                             674     597,044   0.3
Orion Refining Corp., Bridge Nt,
 10%, 05/23/03 /3/                              86      75,801   0.0
                                                   -----------   ---
                                            12,125   8,300,616   4.3
FINANCE -- 0.5%
Conseco, Inc., Sr Nt,
 8.75%, 2/9/04                               1,500     690,000   0.4
Conseco, Inc., Sr Nt,
 10.75%, 6/15/08                               500     222,000   0.1
                                                   -----------   ---
                                             2,000     912,000   0.5
FOOD & DRUG -- 0.8%
Great Atlantic & Pacific Tea, Inc., Sr Nt,
 9.125%, 12/15/11                              750     751,875   0.4
Penn Traffic, Co., Sr Nt,
 11%, 6/29/09                                  877     789,300   0.4
                                                   -----------   ---
                                             1,627   1,541,175   0.8
FOOD & TOBACCO -- 5.7%
American Restaurant Group, Inc., Sr Nt,
 11.5%, 11/1/06 /2/                          1,433   1,289,826   0.7
Apple South, Inc., Sr Nt,
 9.75%, 6/1/06                               1,500     892,500   0.4
Avado Brands, Inc., Sr Sub Nt,
 11.75%, 6/15/09 /4/                           500     105,000   0.1
Cott Beverages, Inc., Sr Nt,
 8%, 12/15/11 /2/                            1,275   1,243,125   0.6
Del Monte Corp, Sr Sub Nt,
 9.25%, 5/15/11                                500     522,500   0.3
Domino's, Inc., Sr Sub Nt,
 10.375%, 1/15/09                              880     932,800   0.5
FM 1993A Corp., Sr Nt,
 9.75%, 11/1/03                              1,150   1,158,625   0.6
Ft. Biscuit Co., LLC, 1st Mtg,
 14%, 6/30/02 /1,3,4/                          500     500,000   0.3
Ft. Biscuit Co., LLC, Sub Nt,
 12%, 11/1/05 /1,3,4/                          500     500,000   0.3
Fresh Foods, Inc., Sr Nt,
 10.75%, 6/1/06                              1,435     688,800   0.3

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2001
--------------------------------------------------------------------------------

                                                               Percent
                                             Par               of Net
Description                                 (000)     Value    Assets
----------------------------------------------------------------------
FOOD & TOBACCO (continued)
National Wine & Spirits, Inc., Sr Nt,
 10.125%, 1/15/09                          $ 1,000 $ 1,025,000   0.5%
Premium Standard Farms, Sr Nt,
 9.25%, 6/15/11                              1,985   2,034,625   1.1
                                                   -----------   ---
                                            12,658  10,892,801   5.7
FOREST PRODUCTS & CONTAINERS -- 7.7%
Ainsworth Lumber Co. Ltd., Sr Nt,
 12.5%, 7/15/07 /4/                          2,065   2,044,350   1.1
Alabama Pine Pulp, Inc.,
 Tranche B Bank Debt,
 8.06%, 6/30/05                              1,271      38,138   0.0
Alabama Pine Pulp, Inc.,
 Tranche C Bank Debt,
 10.75%, 12/31/08                            1,800      54,011   0.0
American Tissue, Inc., Sr Sec Nt,
 12.5%, 7/15/06 /1,4/                        2,250     663,750   0.3
Appleton Papers, Inc., Sr Sub Nt,
 12.5%, 12/15/08 /2/                         1,000     960,000   0.5
Applied Extrusion Technologies, Sr Sub Nt,
 10.75%, 7/1/11                              1,600   1,704,000   0.9
Berry Plastics Corp., Sr Sub Nt,
 12.25%, 4/15/04                             2,000   2,017,500   1.1
Buckeye Cellulose Corp., Sr Sub Nt,
 9.25%, 9/15/08                                910     896,350   0.5
Buckeye Technologies, Inc., Sr Sub Nt,
 8%, 10/15/10                                  465     427,800   0.2
Caraustar Industries, Sr Sub Nt,
 9.875%, 4/1/11                                500     522,500   0.3
Fibermark, Inc., Sr Nt,
 10.75%, 4/15/11                               750     675,000   0.4
Millar Western Forest Products Ltd, Sr Nt,
 9.875%, 5/15/08                               945     921,375   0.5
Portola Packaging Inc., Sr Nt,
 10.75%, 10/1/05                             2,410   2,169,000   1.1
Potlatch Corp., Sr Sub Nt,
 10%, 7/15/11 /2/                            1,500   1,560,000   0.8
                                                   -----------   ---
                                            19,466  14,653,774   7.7
GAMING & LEISURE -- 2.9%
Bally Total Fitness Holding Corp.,
 Sr Sub Nt,
 9.875%, 10/15/07                            2,000   2,040,000   1.1
Prime Hospitality Corp., 1st Mtg,
 9.25%, 1/15/06                              1,000   1,025,000   0.5

                                                                  Percent
                                                Par               of Net
Description                                    (000)     Value    Assets
-------------------------------------------------------------------------
GAMING & LEISURE (continued)
Prime Hospitality Corp., Sr Sub Nt,
 9.75%, 4/1/07                                $ 1,375 $ 1,385,313   0.7%
Speedway Motorsports, Inc., Co Guar,
 8.5%, 8/15/07                                  1,000   1,030,000   0.6
                                                      -----------   ---
                                                5,375   5,480,313   2.9
HEALTH CARE -- 6.9%
Alliance Imaging, Inc., Sr Sub Nt,
 10.375%, 4/15/11                               1,000   1,060,000   0.6
Alaris Medical, Inc., Sr Nt,
 11.625%, 12/01/06 /2/                            500     540,000   0.3
Beverly Enterprises, Inc., Sr Nt,
 9%, 2/15/06                                      770     785,400   0.4
Beverly Enterprises, Inc., Sr Nt,
 9.625%, 4/15/09                                  750     787,500   0.4
Concentra Operating Corp., Sr Sub Nt,
 13%, 8/15/09                                   1,500   1,605,000   0.8
Extendicare Health Services, Sr Sub Nt,
 9.35%, 12/15/07                                2,500   2,350,000   1.2
Fisher Scientific International, Inc., Sr Sub
 Nt, 9%, 2/1/08                                 2,000   2,050,000   1.1
Fresenius Medical Capital Trust, Co Guar,
 9.0%, 12/1/06                                  1,000   1,030,000   0.5
Healthsouth Corp., Sr Sub Nt,
 10.75%, 10/1/08                                1,000   1,100,000   0.6
Magellan Health Services, Inc., Sr Sub Nt,
 9%, 2/15/08                                    1,500   1,335,000   0.7
Owens and Minor, Inc., Sr Sub Nt,
 8.5%, 7/15/11                                    500     520,000   0.3
                                                      -----------   ---
                                               13,020  13,162,900   6.9

HOUSING -- 2.1%
American Builders & Contractors Supply
 Co., Inc., Sr Sub Nt, 10.625%, 5/15/07           775     778,875   0.4
Associated Materials, Inc., Sr Sub Nt,
 9.25%, 3/1/08                                  1,000   1,021,250   0.5
Omega Cabinets, Ltd, Sr Sub Nt,
 10.5%, 6/15/07                                 2,250   2,345,625   1.2
                                                      -----------   ---
                                                4,025   4,145,750   2.1

INFORMATION TECHNOLOGY -- 2.8%
Ciena Corp., Convertible, 3.75%, 2/1/08         1,500     960,000   0.5
Flextronics International Ltd, Sr Sub Nt,
 8.75%, 10/15/07                                1,000   1,020,000   0.5

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2001
--------------------------------------------------------------------------------

                                                               Percent
                                             Par               of Net
Description                                 (000)     Value    Assets
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (continued)
Ingram Micro, Inc., Sr Sub Nt,
 9.875%, 8/15/08                           $   700 $   708,750   0.4%
Nortel Networks Ltd, Sr Nt,
 6.125%, 2/15/06                             2,250   1,840,970   1.0
Viasystems, Inc., Sr Sub Nt,
 9.75%, 6/1/07                               2,500     750,000   0.4
                                                   -----------   ---
                                             7,950   5,279,720   2.8
MANUFACTURING -- 6.2%
Airxcel, Inc., Sr Sub Nt, 11%, 11/15/07      1,500     810,000   0.4
Better Minerals and Aggregates Co., Sr
 Sub Nt, 13%, 9/15/09                        2,250   1,878,750   1.0
Columbus McKinnon Corp., Sr Sub Nt,
 8.5%, 4/1/08                                  605     562,650   0.3
Communications Instruments, Inc., Sr Sub
 Nt, 10%, 9/15/04                            2,130   2,140,650   1.1
Day International Group, Inc., Sub Nt,
 9.5%, 3/15/08                               2,000   1,320,000   0.7
Indesco International, Inc., Sr Sub Nt,
 75%, 4/15/08/1,4/                           1,750     122,500   0.1
International Knife & Saw, Sr Sub Nt,
 11.375%, 11/15/06/1,4/                      3,000      75,000   0.0
Jackson Products, Inc., Sr Sub Nt,
 9.5%, 4/15/05                               2,000   1,180,000   0.6
Knoll Inc., Sr Sub Nt, 10.875%, 3/15/06      1,525   1,448,750   0.7
LLS Corp., Sr Sub Nt, 11.625%, 8/1/09/1,4/   1,000     100,000   0.1
MMI Products, Inc., Sr Sub Nt,
 11.25%, 4/15/07                             2,000   1,845,000   1.0
Precision Partners, Inc., Sr Sub Nt,
 12%, 3/15/09                                1,175     352,500   0.2
                                                   -----------   ---
                                            20,935  11,835,800   6.2
MEDIA & TELECOM: BROADCASTING -- 6.1%
Ackerly Group, Inc., Sr Sub Nt,
 9%, 1/15/09                                 1,500   1,591,875   0.8
Canwest Media, Inc., Sr Sub Nt,
 10.625%, 5/15/11                            1,000   1,063,750   0.6
Cumulus Media, Inc., Sr Sub Nt,
 10.375%, 7/1/08                             1,675   1,754,563   0.9
Granite Broadcasting Corp., Sr Sub Nt,
 10.375%, 5/15/05                            2,612   2,298,560   1.2
Nexstar Broadcasting Corp., Sr Sub Nt,
 12%, 4/1/08                                   500     500,000   0.3
Salem Communications, Sr Sub Nt,
 9.5%, 10/1/07                               1,550   1,606,188   0.8

                                                              Percent
                                            Par               of Net
Description                                (000)     Value    Assets
---------------------------------------------------------------------
MEDIA & TELECOM: BROADCASTING (continued)
Sinclair Broadcasting Group, Inc, Sr Sub
 Nt, 10%, 9/30/05                         $ 1,250 $ 1,291,663   0.7%
Sinclair Broadcasting Group, Inc, Sr Sub
 Nt, 8.75%, 12/15/11/2/                       800     800,000   0.4
Spanish Broadcasting System, Co Guar,
 9.625%, 11/1/09                              825     816,750   0.4
                                                  -----------   ---
                                           11,712  11,723,349   6.1
MEDIA & TELECOM: CABLE -- 4.7%
Adelphia Communications, Corp., Sr Nt,
 9.375%, 11/15/09                           1,500   1,441,875   0.8
Charter Communications Holdings LLC, Sr
 Nt, 10%, 4/1/09                            2,000   2,052,500   1.1
Insight Communications, Inc., Sr Disc Nt,
 0/12.25%, 2/15/11                          2,000   1,180,000   0.6
Mediacom LLC/Capital Corp., Sr Nt,
 8.50%, 4/15/08                             1,500   1,507,500   0.8
Mediacom LLC/Capital Corp., Sr Nt,
 9.50%, 1/15/03                               500     518,750   0.3
RCN Corp., Sr Nt, 10%, 10/15/07             1,400     581,000   0.3
RCN Corp., Sr Disc Nt, 0/9.8%, 2/15/08      1,000     270,000   0.1
Telewest PLC, Sr Disc Debs,
 11%, 10/1/07                               2,000   1,440,000   0.7
                                                  -----------   ---
                                           11,900   8,991,625   4.7
MEDIA & TELECOM: FIXED COMMUNICATIONS -- 3.3%
Alaska Communications Systems
 Holdings, Inc., Sr Sub Nt,
 9.375%, 5/15/09                            1,000     990,000   0.5
Convergent Communications, Inc., Sr Nt,
 13%, 4/1/08/1,4/                           5,550      55,500   0.0
DTI Holdings, Inc., Sr Disc Nt,
 0/12.5%, 3/1/08                            3,750      70,312   0.0
Exodus Communications, Inc., Sr Nt,
 10.75%, 12/15/09/1,4/                      1,320     237,600   0.1
Exodus Communications, Inc., Sr Nt,
 11.625%, 7/15/10/1,4/                        500      90,000   0.1
GCI, Inc., Sr Nt, 9.75%, 8/1/07             1,500   1,462,500   0.8
Global Crossing Holdings, Ltd., Sr Nt,
 9.125%, 11/15/06                           2,000     230,000   0.1
Level 3 Comm, Sr Nt,
 11.25%, 3/15/10                            1,500     731,250   0.4
McLeod USA, Inc., Sr Nt,
 8.375%, 3/15/08/1,4/                       2,000     425,000   0.2

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2001
--------------------------------------------------------------------------------

                                                               Percent
                                             Par               of Net
Description                                 (000)     Value    Assets
----------------------------------------------------------------------
MEDIA & TELECOM: FIXED COMMUNICATIONS (continued)
McLeod USA, Inc., Sr Nt,
 11.375%, 1/01/09/1,4/                     $   250 $    56,250   0.0
Metromedia Fiber Network, Inc., Sr Nt,
 10%, 12/15/09                               1,500     435,000   0.2
Nextlink Communications, Inc., Sr Nt,
 10.5%, 12/1/09/1,4/                         1,500     172,500   0.1
Pathnet, Inc., Sr Nt, 12.25%, 4/15/08/1,4/   2,295      45,900   0.0
PSINet, Inc., Sr Nt, 10.5%, 12/1/06/1,4/     3,650     273,750   0.2
PSINet, Inc., Sr Nt, 10%, 2/15/05/1,4/       1,100      82,500   0.1
PSINet, Inc., Sr Nt, 11.5%, 11/1/08/1,4/       400      30,000   0.0
Williams Communications Group, Inc., Sr
 Nt, 11.875%, 8/1/10                           750     307,500   0.2
Williams Communications Group, Inc., Sr
 Nt, 10.875%, 10/1/09                        1,500     615,000   0.3
                                                   -----------   ---
                                            32,065   6,310,562   3.3
MEDIA & TELECOM: WIRELESS COMMUNICATIONS -- 7.5%
Alamosa Delaware, Inc., Sr Nt,
 13.625%, 8/15/11                            1,000   1,050,000   0.5
American Tower, Sr Nt, 9.375%, 2/1/09        1,500   1,207,500   0.6
Arch Communications Group, Inc., Sr Nt,
 12.75%, 7/1/07/1,4/                         1,100      11,000   0.0
Arch Communications Group, Inc., Sr Nt,
 13.75%, 4/15/08/1,4/                        1,250       6,250   0.0
Arch Communications Group, Inc.,
 Tranche B1 7.312%, 12/31/04/1,4/            2,000     380,000   0.2
Centennial Cellular Corp., Sr Sub Nt,
 10.75%, 12/15/08                            2,375   1,995,000   1.1
Crown Castle Int'l Corp., Sr Nt,
 0/10.375%, 5/15/11                          1,500     930,000   0.5
Crown Castle Int'l Corp., Sr Sub Nt,
 9.5%, 8/1/11                                1,000     917,500   0.5
Metrocall Inc., Sr Sub Nt,
 10.375%, 10/1/07/1,4/                       2,750      20,625   0.0
Nextel Communications, Inc., Sr Nt,
 9.375%, 11/15/09                            2,000   1,580,000   0.8
Price Communications Wireless, Inc., Sr
 Sec Nt, 9.125%, 12/15/06                    1,000   1,060,000   0.6
Rural Cellular Corp., Sr Sub Nt,
 9.625%, 5/15/08                             2,050   2,111,500   1.1
SBA Communications Corp., Sr Nt,
 10.25%, 2/1/09                              1,000     855,000   0.4
Telecorp PCS, Inc., Sr Sub Nt,
 10.625%, 7/15/10                              500     580,000   0.3

                                                                 Percent
                                               Par               of Net
Description                                   (000)     Value    Assets
------------------------------------------------------------------------
MEDIA & TELECOM: WIRELESS COMMUNICATIONS (continued)
Tritel PCS, Inc., Sr Sub Nt,
 10.375%, 1/15/11                            $ 1,500 $ 1,717,500   0.9%
                                                     -----------   ---
                                              22,525  14,421,875   7.5
MEDIA & TELECOM: DIVERSIFIED -- 5.1%
Garden State Newspapers, Inc.,
 Sr Sub Nt, 8.75%, 10/1/09                       800     789,000   0.4
Liberty Group Operating, Inc., Sr Sub Nt,
 9.375%, 2/1/08                                2,000   1,380,000   0.7
Liberty Group Publishing, Inc., Sr Disc Nt,
 0/11.625%, 2/1/09                             1,125     540,000   0.3
Mail-Well, Inc., Convertible, 5%, 11/1/02      2,000   1,845,000   1.0
Perry-Judd, Sr Sub Nt,
 10.625%, 12/15/07                             2,400   2,268,000   1.2
Phoenix Color Corp., Sr Sub Nt,
 10.375%, 2/1/09                               1,330     931,000   0.5
Six Flags, Inc., Sr Nt, 9.5%, 2/1/09             500     503,125   0.3
Tri-State Outdoor Media, Sr Nt,
 11%, 5/15/08/1,4/                             2,000   1,402,500   0.7
                                                     -----------   ---
                                              12,155   9,658,625   5.1
METALS & MINERALS -- 2.3%
LTV Corp., Sr Nt, 11.75%, 11/15/09/1,4/        1,000       5,000   0.0
NS Group, Inc., Sr Nt, 13.5%, 7/15/03          2,500   2,562,500   1.4
Oglebay Norton Co., Sr Sub Nt,
 10%, 2/1/09                                   2,000   1,760,000   0.9
                                                     -----------   ---
                                               5,500   4,327,500   2.3
RETAIL -- 2.9%
Central Tractor, Sr Nt, 10.625%, 4/1/07/1,4/   1,500         150   0.0
CSK Automotive, Inc., Sr Nt,
 12%, 6/15/06/2/                               1,000   1,007,500   0.5
Frank's Nursery & Crafts, Sr Sub Nt,
 10.25%, 3/1/08/1,4/                           1,750     210,000   0.1
Group 1 Automotive, Inc., Sr Sub Nt,
 10.875%, 3/1/09                                 680     697,000   0.4
Guitar Center Mgmt., Sr Nt,
 11%, 7/1/06                                   1,520   1,504,800   0.8
Kmart Corp., Sr Nt, 9.875%, 6/15/08/2/         2,000   1,658,947   0.9
Mattress Discounters Co., Sr Nt,
 12.625%, 7/15/07                              1,000     201,250   0.1
Office Depot, Inc., Sr Sub Nt,
 10%, 7/15/08                                    250     271,250   0.1
                                                     -----------   ---
                                               9,700   5,550,897   2.9

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (continued)
December 31, 2001
--------------------------------------------------------------------------------

                                                               Percent
                                             Par               of Net
Description                                 (000)     Value    Assets
----------------------------------------------------------------------
SERVICES -- 8.3%
Alderwood Group, Sr Nt, 12.25%, 1/2/09/5/  $ 1,000 $ 1,070,000   0.6%
Alllied Waste North America, Sr Nt,
 8.875%, 4/1/08                              1,500   1,545,000   0.8
Coinmach Corp., Ser D Sr Nt,
 11.75%, 11/15/05                            1,875   1,921,875   1.0
Coyne International Enterprises Corp., Sr
 Sub Nt, 11.25%, 6/1/08                      2,500     500,000   0.3
Pierce Leahy, Inc., Sr Nt.
 8.125%, 5/15/08                             1,000   1,010,000   0.5
Rose Hills Co., Sr Sub Nt,
 9.5%, 11/15/04                              1,275   1,211,250   0.7
Service Corporation International, Sr Nt,
 6%, 12/15/05                                2,000   1,740,000   0.9
Service Corporation International, Sr Sub
 Nt, 6.875%, 10/1/07                           500     435,000   0.2
Stewart Enterprises, Inc., Sr Sub Nt,
 10.75%, 7/1/08                              1,000   1,090,000   0.6
Twin Laboratories, Inc., Sr Sub Nt,
 10.25%, 5/15/06                               650     240,500   0.1
Volume Services America, Inc., Sr Sub Nt,
 11.25%, 3/1/09                              1,750   1,706,250   0.9
Wesco Distribution, Inc., Sr Sub Nt,
 9.125%, 6/1/08                              2,500   2,325,000   1.2
Williams Scotsman, Inc., Sr Nt,
 9.875%, 6/1/07                              1,000     985,000   0.5
                                                   -----------   ---
                                            18,550  15,779,875   8.3
TRANSPORTATION -- 3.9%
Anchor Lamina, Inc., Sr Sub Nt,
 9.875%, 2/1/08                              1,050     393,750   0.2
Delco Remy International, Inc., Sr Sub Nt,
 11%, 5/1/09                                 1,000   1,020,000   0.5
Greyhound Lines, Inc., Sr Sub Nt,
 11.5%, 4/15/07                                500     452,500   0.2
Hayes Lemmerz International, Inc., Sr Sub
 Nt, 9.125%, 7/15/07/1,4/                    1,500      67,500   0.0
Hayes Lemmerz International, Inc., Sr Sub
 Nt, 11.875%, 6/15/06/1,2,4/                   500     237,500   0.1
Moran Transportation Co., Bank Debt,
 7.219%, 12/31/05                            2,425   2,376,500   1.3
Oshkosh Truck Corp., Sr Sub Nt,
 8.75%, 3/1/08                               1,500   1,526,250   0.8
Westinghouse Air Brake, Sr Nt,
 9.375%, 6/15/05                               450     454,500   0.3

                                                                 Percent
                                        Shares/Par               of Net
Description                               (000)        Value     Assets
------------------------------------------------------------------------
Westinghouse Air Brake, Sr Nt,
 9.375%, 6/15/05                        $     1,000 $  1,010,000   0.5%
                                                    ------------  ----
                                              9,925    7,538,500   3.9
UTILITIES -- 2.6%
AES Corp., Sr Nt, 9.5%, 6/1/09                1,500    1,365,000   0.7
AES Corp., Sr Nt, 9.375%, 9/15/10               180      162,000   0.1
Calpine Corp., Sr Nt, 8.5%, 5/1/08            1,000      914,624   0.5
CMS Energy Corp., Sr Nt,
 9.875%, 10/15/07                               450      477,354   0.2
Edison Mission, Inc., Sr Nt,
 10%, 8/15/08                                 2,000    2,057,027   1.1
                                                    ------------  ----
                                              5,130    4,976,005   2.6
Total Corporate Debt Securities
  (amortized cost $235,758,575)             257,395  180,666,811  94.6
                                                    ------------  ----
EQUITY INVESTMENTS -- 2.9%
Adelphia Communications, Inc., Pfd,
 13%, 7/15/09                                 5,000      505,000   0.2
Broadwing Communications, Inc.,
 Pfd, 12.5%, 2/15/09                          2,250    1,462,500   0.8
Classic Communications, Inc.,
 Common Stock/1/                              5,250           53   0.0
Coho Energy, Inc., Common Stock/1/           74,857        2,919   0.0
Convergent Communications, Inc.,
 Common Stock/1/                             10,800           16   0.0
DTI Holdings, Inc., Warrants,
 3/1/08/1,3/                                 18,750            0   0.0
Ft. Biscuit Company, LLC, Warrant,
 11/1/05/1,3/                                     1            0   0.0
Glasstech, Inc., Warrants, 6/30/04/1,3/       1,000            0   0.0
Gulf States Steel, Warrants,
 4/15/03/1,3/                                   500            0   0.0
Harvard Industries, Inc., Common
 Stock/1/                                   191,199       11,472   0.0
Kaiser Group Holdings, Inc., Common
 Stock/1/                                    63,011      195,334   0.1
Kaiser Group Holdings, Inc., Pfd,
 7%, 12/31/07                                52,301    1,307,525   0.7
Kaiser Group Holdings, Inc., Puts/1,3/       52,082            0   0.0
Mattress Discounters, Warrants/1,3/           1,000            0   0.0
McLeod USA, Inc., Common Stock/1/             6,414        2,315   0.0
Optel, Inc., Warrants/1,3/                      750            0   0.0
Orion Refining Corp, Common Stock/1/        597,097            0   0.0
Orion Refining Corp, Warrants/1,3/       10,522,004            0   0.0

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Statement of Net Assets (concluded)
December 31, 2001
--------------------------------------------------------------------------------

                                                              Percent
                                       Shares/                of Net
Description                           Par (000)     Value     Assets
---------------------------------------------------------------------
EQUITY INVESTMENTS (continued)
Paging Network Do Brasil Holding
 Co. LLC, Warrants/1,3/              $       500 $          0    0.0%
Pathnet Inc., Warrants, 4/15/08/1,3/       1,000           10    0.0
Phonetel Technologies, Inc.,
 Common Stock/1/                         286,900        7,173    0.0
Rural Cellular Corp., Pfd,
 11.375% PIK, 5/15/10                      1,490    1,266,500    0.7
Saberliner Corp., Warrants,
 4/15/03/1,3/                                500            0    0.0
Safety Components International,
 Inc., Common Stock/1/                    53,517      294,344    0.2
San Jacinto Holdings, Common
 Stock/1,3/                                2,246            0    0.0
Sinclair Capital Hytops, Pfd,
 11.625%, 3/15/09                          5,000      505,000    0.2
XO Communications, Inc., Pfd,
 13.5% PIK, 6/1/10/4/                      1,580          158    0.0
                                                 ------------  -----
Total Equity Investments              11,956,999    5,560,319    2.9
                                                 ------------  -----
  (cost $13,581,800)
SECURITIES LENDING PROGRAM ASSETS -- 18.5%
Goldman Sach Corp.
1.995%, dated 12/31/01, matures
 1/2/02(at amortized cost)                10,000   10,000,000    5.2
Lehman Brothers Agency1.80%,
 dated 12/31/01, matures 1/2/02
 (at amortized cost)                       5,056    5,055,977    2.7
Merrill Lynch A2/P2 1.95%, dated
 12/31/01, matures 1/2/02(at
 amortized cost)                          10,000   10,000,000    5.2
Morgan Stanley Corp.1.975%,
 dated 12/31/01, matures
 1/2/02(at amortized cost)                 5,000    5,000,000    2.7
Salomon Brothers Corp.2.005%,
 dated 12/31/01, matures
 1/2/02(at amortized cost)                10,000   10,000,000    5.2
                                                 ------------  -----
Total Securities Lending
 Program Assets                                    40,055,977   21.0
                                                 ------------  -----
TOTAL INVESTMENTS
  (amortized cost $289,394,555)                   226,283,107  118.5
                                                 ------------  -----

                                                            Percent
                                                            of Net
Description                                      Value      Assets
-------------------------------------------------------------------
Payable Upon Return of Securities Loaned      $(40,055,977)  (21.0)
Other Assets in Excess of Liabilities            4,839,369     2.5
                                              ------------
Net Assets                                     191,066,499   100.0
Less: Outstanding Preferred Stock              (92,000,000)
                                              ------------
Net Assets Applicable to 12,739,523 Shares of
 Common Stock Outstanding                     $ 99,066,499
                                              ============
Net Asset Value Per Common Share
 ($99,066,499 / 12,739,523)                   $       7.78
                                              ============

--------------------------------------------------------------------------------
1Non-income producing security.
2Security exempt from registration under Rule 144A of the Securities Act of
 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities amounted to $12,938,243 or 6.77% of net assets.
3Board valued security. These securities amounted to $4,369,454 or 2.29% of net assets.
4Security in default.
5When issued security.
PIK payment in kind.
--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the Year Ended December 31, 2001

--------------------------------------------------------------------------------

  ---------------------------------------------------------------------------
  INVESTMENT INCOME:
    Interest, dividends, and other............................  $ 23,779,825
  EXPENSES:
    Investment advisory fee (Note 5)..........................       751,497
    Administrative fee (Note 5)...............................       196,136
    Printing, postage and other...............................       154,817
    Custodian, transfer agent and accounting fees (Note 5)....        78,282
    Legal fees................................................        83,057
    Directors' fees and expenses..............................        85,524
    Audit fee.................................................        52,780
    Insurance.................................................        20,732
                                                               -------------
     Operating Expenses.......................................     1,422,825

    Net interest payments on rate swaps (Note 3)..............       426,979
    Commissions on auction rate preferred stock...............       115,410
                                                               -------------
     Expenses Related to Leverage.............................       542,389
                                                               -------------

     Total Expenses...........................................     1,965,214
                                                               -------------
     Net Investment Income....................................    21,814,611
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS:
    Net realized gain/(loss) on investments...................    (4,438,792)
    Net unrealized appreciation/(depreciation) on investments.   (18,817,781)
                                                               -------------
     Net realized and unrealized gain/(loss) on investments...   (23,256,573)
                                                               -------------
  Net increase/(decrease) in net assets resulting from
   operations.................................................    (1,441,962)
  DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                         (3,849,146)
                                                               -------------
  NET INCREASE/(DECREASE) IN NET ASSETS
   APPLICABLE TO COMMON STOCKHOLDERS
   RESULTING FROM OPERATIONS AND DISTRIBUTIONS
   TO PREFERRED STOCKHOLDERS                                   ($  5,291,108)
                                                               =============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

                                                For the Year  For the Year
                                                   Ended         Ended
                                                December 31,  December 31,
                                                    2001          2000
    -----------------------------------------------------------------------
    INCREASE/(DECREASE) IN NET
     ASSETS:
    Operations:
      Net investment income.................... $ 21,814,611  $ 21,118,814
      Net realized gain/(loss) on investments..   (4,438,792)   (4,746,544)
      Net unrealized appreciation/
       (depreciation) on investments...........  (18,817,781)  (28,993,612)
                                                ------------  ------------
    Net increase/(decrease) in net assets
     resulting from operations.................   (1,441,962)  (12,621,342)
                                                ------------  ------------
    DISTRIBUTIONS TO STOCKHOLDERS
     FROM:
      Preferred dividends......................   (3,849,146)   (4,844,100)
      Common dividends:
       Net investment income of $1.65 and
       $1.68 per share, respectively...........  (19,647,852)  (15,993,144)
                                                ------------  ------------
    Total decrease in net assets from
     distributions to stockholders.............  (23,496,998)  (20,837,244)
                                                ------------  ------------
    FUND SHARE TRANSACTIONS
     (NOTES 2 AND 3):
      Net proceeds from issuance of 3,680
       shares of preferred stock...............   90,756,264            --
      Cost to redeem 3,500,000 shares of
       outstanding preferred stock.............  (71,337,395)
      Value of 45,605 and 13,833 shares
       issued in reinvestment of dividends,
       respectively............................      456,367       163,068
      Net proceeds from 3,175,092 shares of
       common stock issued in rights
       offering after deducting $1,267,426
       of offering expenses....................   30,673,575            --
                                                ------------  ------------
    Total increase in net assets derived from
     fund share transactions...................   50,548,811       163,068
                                                ------------  ------------
    Total net increase/(decrease) in net assets   25,609,851   (33,295,518)
    NET ASSETS:
      Beginning of period......................  165,456,648   198,752,166
                                                ------------  ------------
      End of Period............................ $191,066,499  $165,456,648
                                                ============  ============

--------------------------------------------------------------------------------
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Financial Highlights
(Contained below is per share operating performance data for a share of common stock outstanding, total return performance, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.)
--------------------------------------------------------------------------------


                                                                                                   Year Ended December 31,
                                                                                      --------------------------------------
                                                                           For the
                                                                          Year Ended
                                                                         December 31,
                                                                             2001        2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................................   $  10.03   $    13.55   $    15.19   $    17.40
                                                                           --------   ----------   ----------   ----------
Net investment income...................................................       1.88         2.22         2.18         2.30
Net realized and unrealized gain/(loss) on investments..................      (1.79)       (3.55)       (1.34)       (2.32)
                                                                           --------   ----------   ----------   ----------
Net increase in net asset value resulting from operations...............       0.09        (1.33)        0.84        (0.02)
                                                                           --------   ----------   ----------   ----------
Distributions to Stockholders from:
Preferred dividends.....................................................      (0.37)       (0.51)       (0.51)       (0.49)
Common:
  Net investment income and short-term gains............................      (1.65)       (1.68)       (1.68)       (1.70)
  Net realized long-term gains..........................................         --           --           --           --
                                                                           --------   ----------   ----------   ----------
Total distributions to preferred and common stockholders................      (2.02)       (2.19)       (2.19)       (2.19)
                                                                           --------   ----------   ----------   ----------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares...........................................................      (0.10)          --        (0.29)          --
Preferred Shares........................................................      (0.22)          --           --           --
                                                                           --------   ----------   ----------   ----------
                                                                              (0.32)          --        (0.29)          --
                                                                           --------   ----------   ----------   ----------
Net asset value, end of period..........................................   $   7.78   $    10.03   $    13.55   $    15.19
                                                                           ========   ==========   ==========   ==========
Market value per share, end of period...................................   $   9.08   $    10.56   $    11.63   $    16.38
                                                                           ========   ==========   ==========   ==========
TOTAL INVESTMENT RETURN:
Based on market value per common share (1)..............................       1.37%        4.97%      (19.91%)      (0.16%)
Based on net asset value per common share (2)...........................      (8.07%)     (14.48%)       2.56%       (3.19%)
RATIOS TO AVERAGE NET ASSETS (3):
  Expenses (prior to expenses related to leverage)......................       0.75%        0.69%        1.14%        0.83%
  Expenses (including expenses related to leverage).....................       1.04%          --           --           --
  Net investment income.................................................      11.55%       11.40%       10.08%        9.72%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)...............   $ 99,067   $   95,457   $  128,752   $  108,190
Average net assets during period, net of preferred stock (000)..........   $107,697   $  115,318   $  130,836   $  119,223
Portfolio turnover rate.................................................         32%          35%          37%          88%
Number of preferred shares outstanding at end of period.................      3,680    3,500,000    3,500,000    2,450,000
Asset coverage per share of preferred stock outstanding at end of period   $ 51,920   $       47   $       57   $       64
Liquidation and average market value per share of preferred.............
stock...................................................................   $ 25,000   $       20   $       20   $       20





                                                                            1997
------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.................................... $    17.44
                                                                         ----------
Net investment income...................................................       2.22
Net realized and unrealized gain/(loss) on investments..................       0.83
                                                                         ----------
Net increase in net asset value resulting from operations...............       3.05
                                                                         ----------
Distributions to Stockholders from:
Preferred dividends.....................................................      (0.49)
Common:
  Net investment income and short-term gains............................      (1.72)
  Net realized long-term gains..........................................      (0.16)
                                                                         ----------
Total distributions to preferred and common stockholders................      (2.37)
                                                                         ----------
Capital Change Resulting from the Issuance of Fund Shares:
Common Shares...........................................................      (0.69)
Preferred Shares........................................................      (0.03)
                                                                         ----------
                                                                              (0.72)
                                                                         ----------
Net asset value, end of period.......................................... $    17.40
                                                                         ==========
Market value per share, end of period................................... $    18.19
                                                                         ==========
TOTAL INVESTMENT RETURN:
Based on market value per common share (1)..............................      13.23%
Based on net asset value per common share (2)...........................      15.44%
RATIOS TO AVERAGE NET ASSETS (3):
  Expenses (prior to expenses related to leverage)......................       1.47%
  Expenses (including expenses related to leverage).....................         --
  Net investment income.................................................       8.92%
SUPPLEMENTAL DATA:
Net assets at end of period, net of preferred stock (000)............... $  123,442
Average net assets during period, net of preferred stock (000).......... $  118,893
Portfolio turnover rate.................................................        116%
Number of preferred shares outstanding at end of period.................  2,450,000
Asset coverage per share of preferred stock outstanding at end of period $       70
Liquidation and average market value per share of preferred.............
stock................................................................... $       20

--------------------------------------------------------------------------------
/1/Total investment return excludes the effects of commissions.
/2/Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed, for purposes of this calculation, to be fully subscribed under the terms of the rights offering.
/3/Ratios calculated on the basis of expenses and net investment income applicable to both the common and preferred shares relative to the average net assets of both the common and preferred shareholders.
See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------


1.SIGNIFICANT ACCOUNTING POLICIES -- Pacholder High Yield Fund, Inc. (the
  "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940. The Fund seeks a high level of total return through current income and capital appreciation by investing primarily in high-yield, fixed income securities of domestic companies. The Fund was incorporated under the laws of the State of Maryland in August, 1988.

  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

  A.SECURITY VALUATIONS --Portfolio securities are priced at the bid side of the market by an independent pricing service or broker confirmation. Restricted securities, portfolio securities not priced by the independent pricing service and other assets are valued at fair value as determined under procedures established by the Board of Directors. At December 31, 2001, there were board valued securities of $4,369,454, or 2.29% of net assets as of such date. Short-term obligations with remaining maturities of 60 days or less at the date of purchase are valued at amortized cost.

  B.FEDERAL TAXES -- It is the Fund's policy to make sufficient distributions to shareholders of net investment income and net realized capital gains to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. The Fund has complied with the Internal Revenue Code's requirements applicable to investment companies. There was no federal excise tax provision at December 31, 2001, because the Fund distributed more than 98% of net investment income. However, a provision of $53,846 was required at December 31, 2000.

    The Fund intends to continue to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended.

  C.SECURITIES TRANSACTIONS -- Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on an identified cost basis. Interest income is recorded on an accrual basis. The Fund amortizes discounts or premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. At December 31, 2001, the Fund had a payable for securities purchased of $1,212,032.

  D.SECURITY LENDING -- The Fund lends its securities to approved brokers to earn additional income and receives cash as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

  E.INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income, expenses, and swap settlements are accrued at least weekly. Dividends to stockholders are paid from net investment income monthly, and distributions of net realized capital gains, if any, are paid at least annually. Dividends to preferred stockholders are accrued at least weekly and are paid quarterly from net investment income.

  F.WHEN, AS AND IF ISSUED SECURITIES--The Fund may engage in "when-issued" or
    "delayed delivery" transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market weekly and begin earning interest on the settlement date.

    The Fund had $1,085,000 in "when-issued" purchase commitments at December 31, 2001.

  G.ESTIMATES--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  H.PREMIUMS AND DISCOUNTS ON DEBT SECURITIES--The Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund began accreting discounts and amortizing premiums on debt securities effective January 1, 2001. Prior to this date, the Fund did not accrete purchase discounts and amortize purchase premiums on debt securities.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

    As of January 1, 2001, the cumulative effect of this accounting change had no impact on the total net assets of the Fund, but resulted in an increase of $957,686 to the cost of securities and a corresponding increase of $957,686 in net unrealized losses, based on securities held as of December 31, 2000.

    The effect of this change in 2001 was to increase net investment income by $2,241,349, increase net unrealized losses by $1,044,480 and increase net realized losses by $1,196,869.

2.COMMON STOCK--At December 31, 2001, there were 49,996,320 shares of common stock with a $.01 par value authorized and 12,739,523 shares outstanding. During the year ended December 31, 2001, the Fund issued 45,605 shares of common stock in connection with its dividend reinvestment plan.

  On April 5, 2001, the Fund issued 3,175,092 shares of common stock at $10.06 per share as part of a rights offering for the common stockholders of the Fund. Expenses related to the rights offering totaling $1,267,426 were recorded as a reduction of the proceeds of the offering. These expenses included $287,473 paid to Winton Associates, Inc., a wholly-owned subsidiary of Pacholder Associates, Inc. (an affiliate of the Fund's investment advisor), for financial and advisory services.

  Dividends on common shares were $1.65 and $1.68 per common share for the year ended December 31, 2001 and 2000, respectively.

3.PREFERRED STOCK AND INTEREST RATE SWAPS -- On June 29, 2001, the Fund issued
  3,680 shares of Series W Auction Rate Cumulative Preferred Stock (ARPS) at an offering price of $25,000 per share. Dividends on these shares are paid weekly at an annual rate determined by a weekly auction. The Fund is required to maintain certain asset coverages as set forth in the Fund's Articles Supplementary Creating and Fixing the Rights of Auction Rate Cumulative Preferred Stock. The preferred stock is subject to mandatory redemption at a redemption price of $25,000 per share, plus accumulated and unpaid dividends, if the Fund is not in compliance with the required coverage (minimum 2 to 1), tests and restrictions. In general, the holders of the ARPS and the common stock vote together as a single class, except that the ARPS stockholders, as a separate class, vote to elect two members of the Board of Directors, and separate votes are required on certain matters that affect the respective interests of the ARPS and common stock. The ARPS has a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The offering expenses of the ARPS were $1,243,736, which were recorded as a reduction of paid-in capital for common stockholders. These expenses included $92,000 paid to Winton Associates, Inc. for financial and advisory services, including advising the Fund regarding the structure of the ARPS offering and the materials utilized therewith, and coordinating the arrangements of the ARPS offering. At December 31, 2001, accrued preferred dividends were $25,786.

  On June 29, 2001, the Fund redeemed the 3,500,000 outstanding shares of Series C, D and E Cumulative Preferred Stock, which was subject to mandatory redemption on March 2, 2002. The make whole premium related to this transaction was $1,337,395, which was recorded as a reduction of paid-in capital for common stockholders.

  The Fund entered into seven interest payment swap arrangements with Citibank, N.A. New York (Citibank) for the purpose of partially hedging its dividend payment obligations with respect to the ARPS. Pursuant to each of the swap arrangements, the Fund makes payments to Citibank on a monthly basis at fixed annual rates. In exchange for such payments Citibank makes payments to the Fund on a monthly basis at a variable rate determined with reference to the one month London Interbank Offered Rate. The variable rates ranged from 1.90% to 3.85% for the year ended December 31, 2001. The effective date, notional amount, maturity and fixed rates of the swaps are as follows:

                           Notional Contract            Fixed Annual
                                Amount        Maturity      Rate
            Effective Date ----------------- ---------- ------------
              7/16/2001       $10 million     7/16/2003     4.54%
              7/16/2001       $10 million     7/16/2004     5.01%
              7/16/2001       $10 million     7/18/2005     5.31%
              7/16/2001       $10 million     7/17/2006     5.52%
              11/13/2001      $ 5 million    11/15/2004     3.35%
              11/13/2001      $ 5 million    11/14/2005     3.77%
              11/13/2001      $ 5 million    11/13/2006     4.07%

  Swap transactions, which involve future settlement, give rise to credit risk. Credit risk is the amount of loss the Fund would incur in the event counterparties failed to perform according to the terms of the contractual commitments. The Fund is exposed to credit loss in the event of nonperformance by counterparties on interest rate swaps, but the Fund does not anticipate nonperformance by any counterparty. While notional contract amounts are used to express the volume of interest rate swap agreements, the amounts potentially subject to credit risk, in the event of nonperformance by counterparties, are substantially smaller.


--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)
--------------------------------------------------------------------------------

  The Fund accounts for interest rate swaps in accordance with Statement of Financial Accounting Standards No. 133, Accounting For Derivative Instruments and Hedging Activities. This statement requires an entity to recognize all freestanding derivative instruments in the balance sheet as either assets or liabilities and measure them at fair value. Any change in the unrealized gain or loss is recorded in current earnings. For the year ended December 31, 2001, the Fund's receipts under the swap agreements were less than the amount paid and accrued to Citibank by $426,979 and are included in the accompanying statement of operations.

  The estimated fair value of the interest rate swap agreements at December 31, 2001, amounted to approximately $669,000 unrealized loss and is included in the accompanying statement of net assets.

4.PURCHASES AND SALES OF SECURITIES -- Purchases and sales of securities
  (excluding commercial paper) for the year ended December 31, 2001 aggregated $108,008,906 and $59,052,712, respectively.

  At December 31, 2001, the federal income tax basis of securities was $251,659,892; unrealized depreciation aggregated $63,113,637, of which $5,297,182 related to appreciated securities and $68,410,819 related to depreciated securities.

  At December 31, 2001, the Fund had available a capital loss carryforward of $16,935,842, which begins to expire in 2006, to offset any future net capital gains.

5.TRANSACTIONS WITH INVESTMENT ADVISOR, ADMINISTRATOR AND ACCOUNTING SERVICES
  AGENT -- The Fund has an investment advisory agreement with Pacholder & Company, LLC (the "Advisor") pursuant to which the Advisor serves as the Fund's investment advisor. The Fund pays the Advisor an advisory fee that varies based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the CS First Boston High Yield Index, Developed Countries Only (formerly known as the CS First Boston Domestic+ High Yield Index). The fee, which is accrued at least weekly and paid quarterly, ranges from a maximum of 1.40% to a minimum of 0.40% (on an annualized basis) of the average net assets of the Fund. For the year ended December 31, 2001, the Fund's total return was -8.07%. For the same period, the total return of the CS First Boston High Yield Index, Developed Countries Only was 6.25%. For the period ended December 31, 2001, the advisory fee is calculated based on 0.40% of average net assets of the Fund. Certain officers and directors of the Fund are also members of the Executive Committee of the Advisor. At December 31, 2001, accrued advisory fees were $194,029.

  The Fund has an administrative services agreement with Kenwood Administrative Management, Inc. ("KAM") (an affiliate of the Advisor) pursuant to which KAM provides administrative services to the Fund. Under the agreement, KAM receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.10% of the average net assets of the Fund. At December 31, 2001, accrued administrative fees were $16,000.

  The Fund has an agreement with Pacholder Associates, Inc. (an affiliate of the Advisor) to provide portfolio accounting and pricing services to the Fund. Under the agreement, Pacholder Associates, Inc. receives from the Fund a fee, accrued at least weekly and paid monthly, at the annual rate of 0.025% of the first $100 million of the Fund's average weekly net assets and 0.015% of such assets in excess of $100 million. At December 31, 2001, accrued accounting fees were $3,250.

  Certain affiliates of the Advisor serve as officers and/or directors of ICO, Inc. As of December 31, 2001, the Fund held 1,725,000 par/units of ICO, Inc. 10.375% bonds due June 1, 2007.

6.NET ASSETS CONSIST OF:

                                               December 31,  December 31,
                                                   2001          2000
                                               ------------  ------------
     Common Stock ($.01 par value)............ $    127,395  $     95,188
     Preferred Stock..........................   92,000,000    70,000,000
     Paid-in capital..........................  179,583,215   151,066,612
     Undistributed net investment income......       72,446     1,754,833
     Accumulated net realized gain/(loss) on
      investments.............................  (16,935,842)  (12,497,050)
     Unrealized appreciation/(depreciation) on
      investments.............................  (63,780,715)  (44,962,935)
                                               ------------  ------------
                                               $191,066,499  $165,456,648
                                               ============  ============

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Annual Meeting Results
--------------------------------------------------------------------------------


   The Fund held an annual meeting of shareholders on October 2, 2001, to elect directors of the Fund and to ratify the Board of Directors' selection of Deloitte & Touche LLP as the Fund's independent accountants.

   The results of voting were as follows (by number of shares):

For nominees to the Board of Directors:

                        William J. Morgan/1/
                         In favor:                 3,680
                         Withheld:                     0
                        George D. Woodard/1/
                         In favor:                 3,680
                         Withheld:                     0
                        John F. Williamson/2/
                         In favor:            11,572,120
                         Withheld:               131,751
                        Daniel A. Grant/2/
                         In favor:            11,559,589
                         Withheld:               144,282

--------
/1/Elected by holders of the Fund's Auction Rate Preferred Stock voting separately as a class.
/2/Elected by holders of the Fund's Auction Rate Preferred Stock and Common
   Stock voting together as a single class.

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Directors and Officers
--------------------------------------------------------------------------------


                            Position with   Year First Principal Occupation During
Name                   Age    the Fund       Elected         Past Five Years                                    Address
--------------------------------------------------------------------------------------------------------------------------------

William J. Morgan..... 47  Chairman of the     1988             President, Secretary and Director,      8044 Montgomery Road,
                           Board, President                     Pacholder Associates, Inc. Director,    Ste. 480, Cincinnati, OH
                           and Director                         ICO, Inc. (oil field services and       45236
                                                                petrochemical processing) and
                                                                Smith-Corona Corporation (office
                                                                equipment manufacturer).

Daniel A. Grant....... 57  Director            1992             President, Utility Management           1440 Greenfield Crossing
                                                                Services (business consulting).         Ballwin, MO 63021

John F. Williamson.... 63  Director            1991             Chairman and President, Williamson      6215 Squires Court
                                                                Associates, Inc. (investment adviser)   Spring, TX 77389
                                                                since January 1997 and Chairman
                                                                of the Board (since June 2001) and
                                                                Director, ICO, Inc. (oil field services
                                                                and petrochemical processing);
                                                                Executive Vice President and Chief
                                                                Financial Officer, Asset Allocation
                                                                Concepts, Inc. (investment adviser)
                                                                from 1995 to 1996.

George D. Woodard..... 55  Director            1995             Technical Specialist, Henry & Horne,    22229 North 54th Way
                                                                P.L.C. (certified public accountants)   Phoenix, AZ 85054-7144
                                                                since March 2000 and from 1996
                                                                to 1999; Realtor with A.S.K. Realty
                                                                from August 1999 to February
                                                                2000; Principal, George D.
                                                                Woodard, CPA from 1995 to 1996.

James P. Shanahan, Jr. 40  Secretary           1988             Executive Vice President and            8044 Montgomery Road,
                                                                General Counsel, Pacholder              Ste. 480, Cincinnati, OH
                                                                Associates, Inc.                        45236

James E. Gibson....... 37  Treasurer           1995             Executive Vice President, Pacholder     8044 Montgomery Road,
                                                                Associates, Inc.                        Ste. 480, Cincinnati, OH
                                                                                                        45236

--------------------------------------------------------------------------------

PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------


To the Shareholders and Directors
Pacholder High Yield Fund, Inc.

   We have audited the accompanying statement of net assets of Pacholder High Yield Fund, Inc., including the schedule of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pacholder High Yield Fund, Inc. as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Cincinnati, Ohio
February 22, 2002

--------------------------------------------------------------------------------

                        PACHOLDER HIGH YIELD FUND, INC.
--------------------------------------------------

                            DIRECTORS AND OFFICERS

                   William J. Morgan      John F. Williamson
                   Chairman and President Director

                   James P. Shanahan, Jr. George D. Woodard
                   Secretary              Director

                   James E. Gibson        Daniel A. Grant
                   Treasurer              Director

                             INVESTMENT OBJECTIVE
            A closed-end fund seeking a high level of total return
              through current income and capital appreciation by
          investing primarily in high-yield, fixed income securities of domestic companies.

                              INVESTMENT ADVISOR
                           Pacholder & Company, LLC

                                 ADMINISTRATOR
                    Kenwood Administrative Management, Inc.

                                   CUSTODIAN
                         Bank One Trust Company, N.A.

                                TRANSFER AGENT
                                   U.S. Bank

                                 LEGAL COUNSEL
                          Kirkpatrick & Lockhart LLP

                             INDEPENDENT AUDITORS
                             Deloitte & Touche LLP

                               EXECUTIVE OFFICES
                        Pacholder High Yield Fund, Inc.
                             8044 Montgomery Road
                                   Suite 480
                            Cincinnati, Ohio 45236
                                (513) 985-3200

                                   WEB SITE
                                www.phf-hy.com

     This report is for the information of shareholders of Pacholder High Yield Fund, Inc. It is not a prospectus, offering circular or other representation intended for use in connection with the purchase or sale of shares of the Fund or any securities mentioned in this report.



                        PACHOLDER HIGH YIELD FUND, INC.

                                 ANNUAL REPORT
                               DECEMBER 31, 2001